Corgi Emerging Markets 2x Daily ETF
Schedule of Investments
June 30, 2026 (Unaudited)

MONEY MARKET FUNDS - 38.7%	Shares		Value
First American Government Obligations Fund - Class X, 3.57% (a)(b)	182,262		$ 182,262
TOTAL MONEY MARKET FUNDS (Cost $182,262)			182,262

TOTAL INVESTMENTS - 38.7% (Cost $182,262)			182,262
Other Assets in Excess of Liabilities - 61.3%		0.61320	288,946
TOTAL NET ASSETS - 100.0%			$ 471,208

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized yield as of June 30, 2026.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Corgi Emerging Markets 2x Daily ETF
Schedule of Total Return Swap Contracts
June 30, 2026 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
Vanguard FTSE Emerging Markets ETF	Clear Street LLC	Receive	OBFR + 1.50%	Termination	07/07/2027		$ 942,744	$ (7,836)
Net Unrealized Appreciation (Depreciation)						0	0	(7,836)

There are no upfront payments or receipts associated with total return swaps in the Fund as of June 30, 2026.

OBFR - Overnight Bank Funding Rate was 3.63% as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Corgi Emerging Markets 2x Daily ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	$ 182,262	$ –	$ –	$ 182,262
Total Investments	$ 182,262	$ –	$ –	$ 182,262

Liabilities:
Other Financial Instruments:
Total Return Swaps *	$ –	$ (7,836)	$ –	$ (7,836)
Total Other Financial Instruments	$ –	$ (7,836)	$ –	$ (7,836)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of June 30, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.